UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2022

American Church Mortgage Company

(Exact name of registrant as specified in its charter)

Minnesota	000-25919	41-1793975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Yellow Circle Drive, Suite 102, Minnetonka, MN 55343

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (952) 945-9455

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACMC	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 20, 2022, American Church Mortgage Company (the “Company”) filed a Notice of Intent to Dissolve with the Minnesota Secretary of State.

On August 2, 2022, the Company filed a Form 15 with the Securities and Exchange Commission, terminating the registration of the Company’s common stock, par value $0.01 per share.

On August 9, 2022, the Company approved the payment of an initial liquidating distribution to the Company’s shareholders of record on August 20, 2022. The amount of the distribution will be $2.82 per share. The initial liquidating distribution will be paid on August 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2022

American Church Mortgage Company

By /s/ Scott J. Marquis

Chief Financial Officer & Treasurer

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